[Logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                        DECEMBER 31, 1999
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) LIMITED
                         MATURITY SERIES

MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
James J. Calmas*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Adviser
+ Independent Trustee

-------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                     NO BANK GUARANTEE
-------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders, For the 12 months ended December 31, 1999, the Series provided a total return of 2.26% (including the reinvestment of any distributions). This compares to a 3.16% return for the Lehman Brothers One- to Three-Year Government/Corporate Bond Index (the Lehman Index), a total return index consisting of all U.S. government-agency, Treasury, and investment-grade corporate debt securities with maturities of one to three years. The Series return also compares to a 2.83% return for the average short-term investment-grade debt portfolio tracked by Lipper Analytical Services, Inc., an independent company that reports performance.

Over the period, corporate bonds, which represent a higher proportion of the Series' assets than those of the index, did not perform as well as expected. Their underperformance came mostly during August and September, when there was a surge of bond issues from corporations. We believe that many companies at that time were concerned about possible liquidity problems at the end of this year and were motivated to move early to ensure adequate financing for the coming year. This oversupply pushed down corporate bond prices and hurt performance.

At the end of the period, the portfolio's allocation was: 42.8% in high-grade corporates, 24.7% in asset-backed securities, 9.5% in cash, 8.8% in mortgage-backed securities, 8.3% in Yankees (many of the "AAA"-rated dollar- denominated bonds issued in the United States by foreign governments and corporations), and 2.0% in emerging markets. Our decision to have nearly one- quarter of the portfolio's assets in asset-backed securities, which are credit card receivables, home equity loans, and auto loans, was based on their high "AAA"-rated quality, attractive yields, and the diversification they offer the portfolio. For some of these, we are getting yields similar to lower-rated bonds without as much risk. For example, we own bonds backed by a diversified, packaged, and credit-enhanced group of car loans issued by Ford Motor Credit that are "AAA"-rated. These have similar yields to those issued by Ford Motor Co. that are only "A"-rated debt.

Since the prospectus states that bonds held in the portfolio must be of investment-grade quality, that is, "BBB"- through "AAA"-rated, when we purchase them, we have been upgrading the overall credit quality during the past 18 months. This was in response to a gradual rise in default rates over the past several years. Although our analysts have had no difficulty finding bonds in the upper range of "A" to "AAA," we may consider issues of lower grades if we believe we will be compensated for incurring the additional risk.

We continue to favor bonds issued by telecommunications companies. There has been a lot of consolidation in the industry -- we own bonds issued by Sprint Spectrum, for example. We try to make sure that any mergers will not hurt the credit profile of companies that we own. We believe utilities are another promising sector because of consolidation. Utilities are also rationalizing their businesses, that is, making sure that their businesses make sense in terms of their strengths and the market environment. For example, Boston Edison is getting out of electricity generation to focus on transmission and distribution.

Since the bond markets reacted calmly to the two interest-rate increases so far this year, we don't think any future increase should cause a major sell-off in the bond market. We believe that the additional yield from our corporate bond holdings may provide some cushion if rates were to rise. We think inflation has been kept in check; therefore, we have kept the duration (which indicates a portfolio's sensitivity to changes in interest rates) of our bonds the same as the Lehman Index. Currently, the duration is approximately 1.7 years. We are holding a relatively large amount of cash in order to handle any end of year liquidity concerns. We are also holding some floating-rate securities, notes whose interest rates are tied to a money market index, so that if interest rates go up, these short-term issues may help provide some additional return.

    Respectfully,

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

James J. Calmas is Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Intermediate Income Fund, MFS(R) Limited Maturity Fund, and MFS(R) Limited Maturity Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Calmas joined MFS in 1988 and was named Assistant Vice President in 1991, Vice President in 1993, and portfolio manager in 1998. He is a graduate of Dartmouth College and holds an M.B.A. degree from the Amos Tuck School of Business Administration of Dartmouth College.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily seeks to protect shareholders' capital.

Commencement of investment operations: August 14, 1996

Size: $2.2 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1999. Index information is from August 1, 1996.)

                    MFS            Lehman Brothers
                   Limited         One- to Three-Year
                   Maturity        Government/Corporate
                   Series             Bond Index
-------------------------------------------------------
8/96              $10,000             $10,000
12/96              10,261              10,323
12/97              10,885              11,010
12/98              11,474              11,777
12/99              11,733              12,149

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                               1 Year      3 Years        Life*
-------------------------------------------------------------------------------
Cumulative Total Return                        +2.26%      +14.35%      +17.33%
-------------------------------------------------------------------------------
Average Annual Total Return                    +2.26%      + 4.57%      + 4.84%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                               1 Year      3 Years        Life*
-------------------------------------------------------------------------------
Average short-term investment-grade
  debt portfolio+                              +2.83%      + 4.94%      + 5.27%
-------------------------------------------------------------------------------
Lehman Brothers One- to Three-Year
  Government/Corporate Bond Index#             +3.16%      + 5.58%      + 5.86%
-------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1999. Index information is from August 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Analytical Services, Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Bonds - 94.2%
-----------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)            VALUE
-----------------------------------------------------------------------------
U.S. Bonds - 86.7%
  Apparel and Textiles - 1.4%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003             $  23       $   21,811
    Jones Apparel Group, Inc., 6.25s, 2001                10            9,761
                                                                   ----------
                                                                   $   31,572
-----------------------------------------------------------------------------
  Automotive - 1.7%
    DaimlerChrysler NA Holdings Co., 6.63s, 2001       $  38       $   37,833
-----------------------------------------------------------------------------
  Banks and Credit Companies - 3.2%
    Capital One Financial Corp., 7.25s, 2003           $  20       $   19,432
    Fleet Boston Corp., 9.9s, 2001                        28           29,095
    Great Western Financial Corp., 6.375s, 2000           22           21,963
                                                                   ----------
                                                                   $   70,490
-----------------------------------------------------------------------------
  Conglomerates - 2.5%
    Eaton Corp., 6.95s, 2004                           $  27       $   26,407
    GE Capital Corp., 6.52s, 2002                         29           28,606
                                                                   ----------
                                                                   $   55,013
-----------------------------------------------------------------------------
  Corporate Asset Backed - 23.1%
    Aames Mortgage Trust, 6.75s, 2021                  $  17       $   16,867
    Americredit Automobile Receivable Trust,
      5.78s, 2003                                         35           34,267
    Amresco Residential Securities Mortgage Loan,
      5.94s, 2015                                         34           33,479
    BankBoston Home Equity Loan Trust, 5.89s, 2013        17           16,670
    Case Equipment Receivables Trust, 5.285s, 2002        30           29,323
    Chase Credit Card Master Trust, 6.723s, 2004          35           35,055
    Commonwealth Edison Transition Funding Trust,
      5.29s, 2003                                         17           16,717
    Discover Card Master Trust I, 5.85s, 2006             20           19,162
    First Chicago Master Trust II, 6.743s, 2003           25           25,055
    Fleet Credit Card Master Trust, 5.977s, 2007          35           35,076
    Ford Credit Auto Owner Trust, 5.31s, 2001              6            6,456
    Ford Credit Auto Owner Trust, 6.2s, 2002              33           32,876
    Green Tree Financial Corp., 6.04s, 2029               12           11,737
    Green Tree Financial Corp., 6.39s, 2029               17           16,714
    MBNA Master Credit Card Trust II, 5.25s, 2006         25           23,602
    Merrill Lynch Mortgage Investors, Inc.,
      5.65s, 2030                                         16           15,039
    Morgan Stanley Capital I, Inc., 6.01s, 2030           19           17,652
    Partners First Credit Card Master Trust,
      6.563s, 2027                                        50           49,953
    Premier Auto Trust, 5.88s, 2001                       20           19,913
    Student Loan Trust, 5.389s, 2004                      12           11,984
    Student Loan Trust, 5.574s, 2009                      30           29,601
    Time Warner Pass-Through Asset Trust, 6.1s, 2001      19           18,623
                                                                   ----------
                                                                   $  515,821
-----------------------------------------------------------------------------
  Financial Institutions - 11.4%
    Aristar, Inc., 7.375s, 2004                        $  19       $   18,909
    Countrywide Home Loan, Inc., 6.85s, 2004              31           30,346
    Ford Motor Credit Co., 6.446s, 2002                   50           50,211
    General Motors Acceptance Corp., 7s, 2002             25           24,947
    GS Escrow Corp., 6.75s, 2001                          19           18,313
    KFW International Finance, Inc., 9.4s, 2004           15           16,253
    Lehman Brothers Holdings, Inc., 6.375s, 2001          23           22,806
    Merrill Lynch & Co., 6.06s, 2001                      40           39,420
    Morgan Stanley Group, Inc., 7.125s, 2003              33           32,974
                                                                   ----------
                                                                   $  254,179
-----------------------------------------------------------------------------
  Food and Beverage Products - 2.8%
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001       $  38       $   37,326
    Whitman Corp., 6s, 2004                               28           26,275
                                                                   ----------
                                                                   $   63,601
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
    Georgia-Pacific Corp., 9.95s, 2002                 $  20       $   21,098
-----------------------------------------------------------------------------
  Railroads - 0.9%
    Union Pacific Corp., 6.34s, 2003                   $  21       $   20,260
-----------------------------------------------------------------------------
  Supermarkets - 0.9%
    Safeway, Inc., 5.875s, 2001                        $  20       $   19,533
-----------------------------------------------------------------------------
  Telecommunications and Cable - 6.7%
    Comcast Corp., 9.125s, 2006                        $  28       $   28,514
    Cox Communications, Inc., 7s, 2001                    26           25,945
    Sprint Spectrum LP, 11s, 2006                         34           37,609
    Telecomunica De Puerto Rico, 6.15s, 2002              30           29,252
    United Telecommunications Co., 9.5s, 2003             26           27,642
                                                                   ----------
                                                                   $  148,962
-----------------------------------------------------------------------------
  Tire and Rubber - 0.4%
    Cooper Tire & Rubber Co., 7.25s, 2002                  8       $    7,912
-----------------------------------------------------------------------------
  Tobacco - 1.0%
    RJ Reynolds Tobacco Holdings, 7.375s, 2003         $  23       $   21,596
-----------------------------------------------------------------------------
  Transportation - 1.1%
    Hertz Corp., 6.5s, 2000                            $  25       $   25,020
-----------------------------------------------------------------------------
  U.S. Federal Agencies - 6.6%
    Federal Home Loan Bank, 5.525s, 2000               $  50       $   49,742
    Federal National Mortgage Assn., 7s, 2014            100           98,259
                                                                   ----------
                                                                   $  148,001
-----------------------------------------------------------------------------
  U.S. Treasury Obligations - 14.2%
    U.S. Treasury Bonds, 5.875s, 2004                  $  10       $    9,805
    U.S. Treasury Bonds, 6s, 2004                         43           42,328
    U.S. Treasury Notes, 5.75s, 2000                      33           32,897
    U.S. Treasury Notes, 5s, 2001                        100           98,719
    U.S. Treasury Notes, 6.25s, 2001                      10           10,008
    U.S. Treasury Notes, 6.5s, 2001                       65           65,243
    U.S. Treasury Notes, 6.625s, 2002                     30           30,206
    U.S. Treasury Notes, 5.25s, 2003                      30           28,927
                                                                   ----------
                                                                   $  318,133
-----------------------------------------------------------------------------
  Utilities - Electric - 7.0%
    Boston Edison Co., 6.8s, 2000                      $  35       $   35,013
    California Infrastructure, 6.17s, 2003                26           25,878
    CMS Panhandle Holding Co., 6.125s, 2004               18           16,940
    Connecticut Light & Power Co., 7.875s, 2001           10           10,096
    Entergy Mississippi, Inc., 6.2s, 2004                 30           28,316
    MidAmerican Funding LLC, 5.85s, 2001                  32           31,585
    Narragansett Electric Co., 7.83s, 2002                 7            7,116
    Salton Sea Funding Corp., 6.69s, 2000                  2            2,391
                                                                   ----------
                                                                   $  157,335
-----------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Columbia Gas Systems, Inc., 6.39s, 2000            $  21       $   20,847
-----------------------------------------------------------------------------
Total U.S. Bonds                                                   $1,937,206
-----------------------------------------------------------------------------
Foreign Bonds - 7.5%
  Argentina - 1.1%
    Republic of Argentina, 0s, 2001                    $  27       $   23,963
-----------------------------------------------------------------------------
  Australia - 0.6%
    Westpac Banking, 9.125s, 2001 (Banks and
      Credit Cos.)                                     $  13       $   13,412
-----------------------------------------------------------------------------
  Canada - 2.5%
    Metronet Communications Corp., 12s, 2007
      (Telecommunications)                             $  22       $   25,365
    Province of Quebec, 8.8s, 2003                        28           29,319
                                                                   ----------
                                                                   $   54,684
-----------------------------------------------------------------------------
  Germany - 1.5%
    Bayerische Landesbank Girozent, 5.625s, 2001
      (Banks and Credit Cos.)                          $  35       $   34,555
-----------------------------------------------------------------------------
  Grand Cayman Islands - 0.4%
    Enersis SA, 6.6s, 2026 (Utilities - Electric)      $  10       $    9,509
-----------------------------------------------------------------------------
  Iceland - 0.3%
    Republic of Iceland, 6.125s, 2004                  $   8       $    7,641
-----------------------------------------------------------------------------
  Mexico - 0.7%
    Corporacion Andina de Fomento, 7.1s, 2003
      (Banks and Credit Cos.)                          $  17       $   16,696
-----------------------------------------------------------------------------
  South Korea - 0.4%
    Export-Import Bank Korea, 7.1s, 2007
      (Banks and Credit Cos.)                          $   9       $    8,846
-----------------------------------------------------------------------------
Total Foreign Bonds                                                $ 169,306
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,145,547)                          $2,106,512
-----------------------------------------------------------------------------
Short-Term Obligation - 8.3%
-----------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00,
      at Amortized Cost                                $ 185       $  184,985
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $2,330,532)                    $2,291,497
Other Assets, Less Liabilities - (2.5)%                               (56,940)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $2,234,557
-----------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
DECEMBER 31, 1999
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,330,532)            $2,291,497
  Cash                                                                3,520
  Interest receivable                                                26,594
  Deferred organization expenses                                      2,998
                                                                 ----------
      Total assets                                               $2,324,609
                                                                 ----------
Liabilities:
  Payable for Series shares reacquired                           $   37,137
  Payable for investments purchased                                  49,890
  Payable to affiliate for management fee                                34
  Accrued expenses and other liabilities                              2,991
                                                                 ----------
      Total liabilities                                          $   90,052
                                                                 ----------
Net assets                                                       $2,234,557
                                                                 ==========
Net assets consist of:
  Paid-in capital                                                $2,307,622
  Unrealized depreciation on investments                            (39,035)
  Accumulated undistributed net realized loss on investments        (34,030)
                                                                 ----------
      Total                                                      $2,234,557
                                                                 ==========
Shares of beneficial interest outstanding                          227,897
                                                                   =======

Net asset value per share
  (net assets / shares of beneficial interest outstanding)          $9.81
                                                                    =====
See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------
Net investment income:
  Interest income                                             $  148,957
                                                              ----------
  Expenses -
    Management fee                                            $   13,293
    Trustees' compensation                                         2,431
    Shareholder servicing agent fee                                  845
    Administrative fee                                               312
    Custodian fee                                                  5,265
    Printing                                                       6,983
    Auditing fees                                                 24,093
    Legal fees                                                     2,349
    Amortization of organization expenses                          1,832
    Miscellaneous                                                  2,566
                                                              ----------
      Total expenses                                          $   59,969
    Reduction of expenses by investment adviser                  (35,798)
                                                              ----------
      Net expenses                                            $   24,171
                                                              ----------
        Net investment income                                 $  124,786
                                                              ----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on
     investment transactions                                  $  (34,021)
  Change in unrealized depreciation on investments               (35,781)
                                                              ----------
        Net realized and unrealized loss on investments       $  (69,802)
                                                              ----------
          Increase in net assets from operations              $   54,984
                                                              ==========

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                   1999           1998
-----------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                            $   124,786    $    64,423
  Net realized gain (loss) on investments              (34,021)         2,093
  Net unrealized loss on investments                   (35,781)        (3,927)
                                                   -----------    -----------
    Increase in net assets from operations         $    54,984    $    62,589
                                                   -----------    -----------

Distributions declared to shareholders -
  From net investment income                       $  (124,786)   $   (64,423)
  From net realized gain on investments                   --           (1,008)
  In excess of net investment income                      --             (384)
  Paid-in capital                                         (268)          --
                                                   -----------    -----------
    Total distributions declared to shareholders   $  (125,054)   $   (65,815)
                                                   -----------    -----------
Net increase in net assets from Series share
   transactions                                    $   478,345    $ 1,128,448
                                                   -----------    -----------
      Total increase in net assets                 $   408,275    $ 1,125,222
Net assets:
  At beginning of period                             1,826,282        701,060
                                                   -----------    -----------
  At end of period                                 $ 2,234,557    $ 1,826,282
                                                   ===========    ===========

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                       PERIOD ENDED
                                                   ---------------------------------------------------         DECEMBER 31,
                                                          1999                1998                1997                1996*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $10.16              $10.01              $10.01               $10.00
                                                        ------              ------              ------               ------
Income from investment operations# -
  Net investment income(S)                              $ 0.54              $ 0.55              $ 0.62               $ 0.25
  Net realized and unrealized gain (loss) on
    investments                                          (0.31)              (0.01)              (0.01)                0.01
                                                        ------              ------              ------               ------
      Total from investment operations                  $ 0.23              $ 0.54              $ 0.61               $ 0.26
                                                        ------              ------              ------               ------
Less distributions declared to shareholders -
  From net investment income                            $(0.58)             $(0.38)             $(0.60)              $(0.25)
  From net realized gain on investments                   --                 (0.01)              (0.01)                --
  In excess of net investment income                      --                 (0.00)+++            --                   --
  From paid-in capital                                   (0.00)+++            --                  --                   --
                                                        ------              ------              ------               ------
      Total distributions declared to shareholders      $(0.58)             $(0.39)             $(0.61)              $(0.25)
                                                        ------              ------              ------               ------
Net asset value - end of period                         $ 9.81              $10.16              $10.01               $10.01
                                                        ======              ======              ======               ======
Total return                                              2.26%               5.42%               6.08%                2.61%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.00%               1.03%               1.02%                1.03%+
  Net investment income                                   5.16%               5.34%               6.13%                6.61%+
Portfolio turnover                                         103%                 94%                167%                 109%
Net assets at end of period (000 Omitted)               $2,235              $1,826                $701                 $523

(S) Subject to reimbursement by the Series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Series' operating expenses, exclusive of management fees. In consideration, the Series pays MFS a fee not greater than 0.45% of average daily net assets. To the extent actual expenses were over/under this limitation the net investment income and the ratios would have been:

      Net investment income                             $ 0.39              $ 0.38              $ 0.10               $ 0.01
      Ratios (to average net assets):
        Expenses##                                        2.48%               2.64%               6.20%                7.55%+
        Net investment income                             3.68%               3.73%               0.95%                0.09%+
  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Limited Maturity Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 6 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities, for which there are no such quotations or valuations, are valued in good faith, at fair value, by the Trustees.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, $2 was reclassified from accumulated net realized loss on investments to accumulated undistributed net investment income due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share. Additionally, the Fund had a distribution from paid-in capital of $266.

At December 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,165 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2007.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the Series' average daily net assets.

The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.45% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, the aggregate unreimbursed expenses amounted to $97,667.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                PURCHASES             SALES
---------------------------------------------------------------------------
U.S. government securities                     $  917,962        $1,030,046
                                               ----------        ----------
Investments (non-U.S. government securities)   $1,856,755        $1,124,833
                                               ==========        ==========

The cost and unrealized appreciation and depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $2,330,688
                                                                     ----------
Gross unrealized depreciation                                        $  (39,599)
Gross unrealized appreciation                                               408
                                                                     ----------
    Net unrealized depreciation                                      $  (39,191)
                                                                     ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                   YEAR ENDED DECEMBER    YEAR ENDED DECEMBER
                                              31, 1999               31, 1998
                                 ---------------------   --------------------
                                   SHARES       AMOUNT    SHARES       AMOUNT
-----------------------------------------------------------------------------
Shares sold                       180,166   $1,844,305   187,508   $1,935,225
Shares issued to shareholders in
  reinvestment of distributions    12,742      124,999     6,486       65,828
Shares reacquired                (144,715)  (1,490,959)  (84,291)    (872,605)
                                 --------   ----------   -------   ----------
    Net increase                   48,193   $  478,345   109,703   $1,128,448
                                 ========   ==========   =======   ==========

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $23. The Series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Limited Maturity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Limited Maturity Series at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                  VLM-2 02/00 1M